In IT Together

              The power of two become one: (i)Structure has joined Infocrossing

                                              (i)Structure Acquisition Overview
                                                              December 12, 2005


                                          INFOCROSSING LOGO tm
                                          The Power of Selective IT Outsourcing



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SAFE HARBOR STATEMENT

The following slides contain forward-looking statements within the meaning of
Section 21E of the Securities and Exchange Act of 1934, as amended. These statements involve a number of risks and uncertainties and as such, final results could differ from estimates or expectations due to a number of factors including, without limitation, incomplete or preliminary information; changes in government regulations and policies; continued acceptance of the Company's products and services in the market place; competitive factors; closing contracts with new customers and renewing contracts with existing customers on favorable terms; expanding services to existing customers; new products; technological changes; the Company's dependence upon third party suppliers; intellectual property rights; difficulties with the identification, completion and integration of acquisitions, including the integration of Infocrossing Healthcare Services Inc., formerly Verizon Information technologies Inc., and
(i)Structure, LLC; and other risks and uncertainties. For any of these factors, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities and Litigation Reform Act of 1995, as amended.



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NON-GAAP MEASURES

The Company uses non-GAAP measures of (a) Earnings Before Interest Taxes Depreciation and Amortization ("EBITDA") and (b)Free Cash Flow ("FCF") because it considers the information an important supplemental measure of the Company's performance and believes that these measures are frequently used by security analysts, investors and other interested parties in the evaluation of companies with comparable market capitalization, many of which present EBITDA and FCF when reporting their results. When either non-GAAP measure is presented in these slides, a reference is made to another slide which contains a reconciliation to the most comparable GAAP financial measure.

(a) EBITDA represents net income before interest, taxes, depreciation and amortization. The Company presents EBITDA because it considers such information an important supplemental measure of its performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies with comparable market capitalization, many of which present EBITDA when reporting their results. The Company also uses EBITDA for the following purposes: (1) EBITDA is one of the factors used to determine the total amount of bonuses available to be awarded to executive officers and other employees; (2) the Company's credit agreement uses EBITDA (with additional adjustments) to measure compliance with covenants such as interest coverage; (3) EBITDA is used by prospective and current lessors as well as potential lenders to evaluate potential transactions with the Company; and (4) EBITDA is used by the Company to evaluate and price potential acquisition candidates.

EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of the Company's results as reported under GAAP. Some of these limitations are: (a) EBITDA does not reflect changes in, or cash requirements for, the Company's working capital needs; (b) EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on the Company's debts; and
(c) although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and EBITDA does not reflect any cash requirements for such capital expenditures. Because of these limitations, EBITDA should not be considered as a principal indicator of the Company's performance. The Company compensates for these limitations by relying primarily on the Company's GAAP results and using EBITDA only on a supplemental basis.

 (b) Free cash flow ("FCF") is defined as cash flow from operations less cash disbursed for capital expenditures. The Company presents FCF because it considers such information to be an important supplemental measure of the Company's performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies with comparable market capitalization, many of which present FCF when reporting their results.

FCF has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of the Company's results as reported under U.S. Generally Accepted Accounting Principles ("GAAP"). These limitations include that FCF excludes other significant cash disbursements, such as principal payments on the Company's debts. Because of these limitations, FCF should not be considered as a principal indicator of the Company's performance. The Company compensates for these limitations by relying primarily on the Company's GAAP results and using FCF only on a supplemental basis.



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CALL AGENDA

>>       (i)Structure Overview
>>       Acquisition Rationale
>>       Terms and Structure
>>       Go-Forward Strategy
>>       Update of IHS Integration
>>       Open to Questions



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PARTICIPANTS

Zach Lonstein
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Robert Wallach
VICE CHAIRMAN, PRESIDENT AND COO

William McHale
CHIEF FINANCIAL OFFICER

Michael Jones
PRESIDENT, IT OUTSOURCING

Lee Fields
EXECUTIVE VICE PRESIDENT, MARKETING AND BUSINESS DEVELOPMENT


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INFOCROSSING'S GROWTH STRATEGY

o    Grow organically through selective IT outsourcing services

          -High growth segment of the industry
          -Strong opportunity to add more clients and sell additional services -Sales organization staffed with senior executives

o    Accelerate growth through accretive acquisitions

         -Four significant acquisitions in four years
         -Complementary services delivered from a data center infrastructure -Recurring revenue model and long-term commitments
         -Enterprise client base
         -Expand capabilities that can be sold to our existing clients




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(I)STRUCTURE OVERVIEW

o    Infocrossing's most direct competitor in the selective outsourcing market

o    Complementary IT Infrastructure Outsourcing Services
          - Mainframe, midrange, distributed systems, networks and security

o    Delivered from a data center infrastructure
          - Omaha, NE and Tempe, AZ

o    Long-term, recurring revenue agreements

o    Enterprise market focus

o    Established sales organization and industry recognition




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BROAD INFRASTRUCTURE EXPERTISE

(i)Structure has been moving up the stack to further extend its position with a broader range of Distributed Systems and Managed Services.

o Developed strong expertise in the highest growth segments of infrastructure outsourcing

          - Distributed servers
          - Managed services
          - Hosted applications

o    Successfully sold these services to new and existing clients

o Since 2000, server business has grown from zero to nearly 40% of $70.3M in revenue for the last twelve months ended Sept. 30, 2005.




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TIER 1 DATA CENTER FACILITIES

(i)Structure's state of the art data centers located in Tempe, Arizona and Omaha, Nebraska are designed to rigorous standards for reliability and security.

     -Omaha, Nebraska - 87,000 square feet
     -Tempe, Arizona - 60,000 square feet
     -Designed to withstand tornado-force winds
     -Capability to operate independently of public utilities
     -Self-contained with built-in redundancy
     -Cooling and electrical systems are capable of operating indefinitely -Redundant, diversely routed data connections
     -Multiple UPS systems, motor generators, and fuel storage
     -24 x 7 data and physical security



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SALES STRENGTH

o $77 Million in new revenue commitments (over terms up to 6 years in length) signed during the 90 days prior to the acquisition announcement on Oct 25, 2005.

o    Senior-level sales executives with deep industry knowledge

o    Multi-platform expertise

o    Established strategic alliances with industry leaders



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ACQUISITION RATIONALE

o Reinforces Infocrossing's position as one of the leading providers of selective IT outsourcing services in the United States

o Significantly strengthens Infocrossing's server outsourcing and managed services capabilities

o Adds approximately 50 outsourcing clients to Infocrossing's total outsourcing client base

o    Strengthens Infocrossing's sales and marketing organization

o    Significantly improves market awareness

o Expected to add $76M in revenue over the 12 months following the close of the acquisition




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PURCHASE PRICE AND FINANCING

USES                                SOURCES

Cash Consideration     $82.3        Bank Term Loan               $55.0
Stock Consideration      2.5        Revolving Line of Credit      15.0
                     --------         Less fees and costs         (3.1)
Total Uses of Funds    $84.8        Stock Issued                   2.5
                                    Sale/Leaseback Net Proceeds
                                      (Omaha)                     11.5
                                    Cash on hand                   3.9
                                                                 ------
                                    Total Sources of Funds       $84.8



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SENIOR CREDIT FACILITIES SUMMARY

Placement Agent:           Banc of America Securities LLC ("BAS")

Senior Credit Facilities:  $70.0 million senior secured credit facilities consisting of:
                           - $55.0 million term loan
                           - $15.0 million revolving credit facility

Maturity:                  April 14, 2009

Interest:                  LIBOR plus 3.0%, or Prime plus 2.0%.
                           Currently in use: LIBOR plus 3%
                           Current interest rate:  7.33%
                           Margin over either index will reduce depending on leverage ratio

Amortization:              Revolver:      All outstanding due at Maturity
                           Term Loan      Quarter      Amortization Per Quarter
                                          -------      ------------------------
                                             1-3              $0
                                             4-7            $2.50M
                                             8-11           $3.75M
                                             12-13          $5.00M
                                             Maturity       Balance





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                                                                 In IT Together

              The power of two become one: (i)Structure has joined Infocrossing

                                                            Go-Forward Strategy

                                          INFOCROSSING LOGO tm
                                          The Power of Selective IT Outsourcing




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COMBINED BUSINESS STRATEGY

Selective Outsourcing -       Focus on providing large and mid-sized companies
                              with full range of selective IT outsourcing solutions

Cross-Sell into Client Base - Cross-sell new services into the existing client base, such as distributed and managed network services, and MailWatch

Add New Clients -             Leverage greater market awareness and sales skills
                              to add more clients to the revenue base

Expand Channels -             Expand relationships with channel partners and
                              industry influencers to drive more opportunities to Infocrossing

Targeted Acquisitions -       Selective acquisitions that add to our
                              capabilities and can be consolidated into our existing operations



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EXPERIENCED MANAGEMENT TEAM

Organization Chart Showing:

Zach Lonstein - Chairman & CEO

Reporting to Zach Lonstein:

Robert Wallach - Vice Chairman, President & COO

Reporting to Robert Wallach:

Michael Luebke - President, Infocrossing Healthcare Services

Michael Jones - President, IT Outsourcing

Lee Fields - EVP, Marketing and Business Development

Reporting to Zach Lonstein and Robert Wallach:

Corporate Services - W. McHale; N. Letizia; M. Wilczak; T. Digan; G. Lazarewicz

Reporting to Michael Luebke:

IHS Sales Organization

Reporting to Michael Jones with a dotted line to Lee Fields:

ITO Sales Organization

Dotted line between IHS Sales Organization and ITO Sales Organization


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NATIONAL OPERATING INFRASTRUCTURE

Map of United States showing the locations of our data centers in:

Leonia, NJ
Norcross, GA
Omaha, NE
Tempe, AZ
Brea, CA


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FULL PORTFOLIO OF SOLUTIONS

o    DATA CENTER OUTSOURCING

         -Mainframe
         -iSeries
         -UNIX, Windows, Linux Servers
         -Networks

o    BUSINESS PROCESS OUTSOURCING

         -Claims Processing
         -Medicare Part D
         -Medicaid Fiscal Agent Services

o    MANAGED SERVICES

         -WAN and LAN management
         -Remote server management
         -MailWatch

o    MANAGED APPLICATION SERVICES

         -ERP Application Hosting


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STRONG MARKET POSITION

Graphic showing Infocrossing's position between regional, hosting-based competitors and global, enterprised-based competitors:

Enterprised-
   Based

    ^
    |                                                           IBM
    |                                                           ACS
    |                                                           EDS
    |                                                           CSC
    |
    |
    |                              INFOCROSSING
    |
    |        Internal IT
    |        Department
    |        &
    |        Regional, niche
    |        market providers
    v

 Hosting-
   Based

             Regional  < ---------------------------------  >  Global

The three groups are shown as spheres. Infocrossing's sphere is the largest and is shown overlapping the spheres of influence of the regional, hosting-based competitors on the lower end and the sphere of the global, enterprised-based competitors on the higher end.



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2006 GUIDANCE



(in millions)                                           YE Dec 31, 2006
                                             ----------------------------------
                                                Low                    High
-------------------------------------------------------------------------------
Revenue                                       $ 239.0                  $ 246.0
                                             ----------------------------------

EBITDA*                                       $  43.5                  $  46.1

Depreciation and Amortization                    22.2                     22.6

Interest                                         10.0                     10.4

Tax Provision                                     4.5                      5.2

                                             ----------------------------------
Net Income                                    $   6.8                   $  7.9

* Refer to footnote (a) on slide 3


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STRONG SALES MOMENTUM

o (i)Structure closed $77M in new commitments during the ninety days prior to the announcement on October 25, 2005

o    Additional $21.4M in new commitments achieved by Infocrossing and
     (i)Structure since the acquisition was announced

o Combined revenue pipeline approaching half a billion dollars in total contract value

o    Adopting (i)Structure's sales methodology across the entire company

o    Expand alliances and outside channels to drive greater demand





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REVENUE BREAKDOWN

(in millions)

                                              2006 Forecast

Consolidated Revenue                              $220.0
   (including pending installations)

Forecasted Existing Client Growth
     Medicare Part D                                5.0
     ITO and other growth                           5.0

Forecasted Revenue - New Clients                 9.0 - 16.0
                                            -----------------
TOTAL                                         $239.0 - $246.0







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EBITDA FORECAST

(in millions)

                                             2006 Forecast

Base EBITDA*                                      $30.3

Forecasted Existing Client Growth                  3.5

Forecasted Integrated Savings                  9.0 - 11.0

Sale/Leaseback (A)                                (2.3)

Forecasted New Clients                          3.0 - 5.6

FORECASTED EBITDA                             $43.5 - $46.1

(A) Represents rent expense from sale/leaseback of Omaha and Tempe

* Refer to footnote (a) on slide 3. A reconciliation of EBITDA to net income appears on slide 20.


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FREE CASH FLOW ANALYSIS

(in millions)

                                                      2006 Forecast

                                            LOW                        HIGH
                                         --------------------------------------
Cash from operations                      $28.0                       $32.0

     Less cash capital expenditures        (3.0)                       (3.0)
                                         --------------------------------------
Free Cash Flow                            $25.0                       $29.0

* Refer to footnote (b) on slide 4.




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BUSINESS INTEGRATION

o    Expect annualized savings of $9 million to $11 million

o    Substantial reductions expected to be implemented in the first quarter of
     2006

o    Full benefits expected to be reflected by the end of 2006

o    Reductions expected to be achieved through:

    -Elimination of duplicate headcount in SG&A and operations
    -Greater economies of scale to renegotiate infrastructure costs, including:
                  >> Hardware
                  >> Software
                  >> Communications



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VERIZON / IHS INTEGRATION STATUS

Integration Milestones

-        Completed the business integration
-        Completed the operational integration
-        Completed Medicaid data center migration in Nov. 2005

- Operating Expense Reduction: $300K per month compared with expense at acquisition








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POSITIONED FOR SUCCESS

o    Strong Recurring Revenue Base of Enterprise Accounts

o    Experienced Management Team

o    Free Cash Flow generation and de-leveraging

o    Leading position in selective IT outsourcing market

o    Favorable industry dynamics and growth opportunities

o Solid sales organization and expanded market presence to capture the growth opportunity



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                                      Q & A



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